Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Partners Limited

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported:
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:
/s/ Brian Lawson

	Name:	Brian Lawson

	Title:	President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Equity Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Date:	September 21, 2020

Name of Joint Filer:	Brookfield US Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Secretary

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Equity Direct Investments Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Titan Holdings, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

	Name:	Luke Ricci

	Title:	Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment GP, LLC

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Luke Ricci

	Name:	Luke Ricci

	Title:	Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Equity Group Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Brookfield Private Equity Group Holdings LP

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Capital Partners Ltd.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Chairman of the Board

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Holdings Canada Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Brookfield Holdings Canada Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Vice President and Secretary

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Funds Holdings Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Senior Vice President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Canada Adviser, LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Karly Dyck

	Name:	Karly Dyck

	Title:	Senior Vice President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Funds Holdings Inc., its General Partner

Signature:	/s/ Karly Dyck

	Name:	Karly Dyck

	Title:	Senior Vice President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Asset Management Inc.

Address of Joint Filer:	Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Jessica Diab

	Name:	Jessica Diab

	Title:	Vice President – Legal & Regulatory

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-MRS, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	5/28/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

	Name:	Luke Ricci

	Title:	Director – Legal

Date:	September 21, 2020